Business acquisition and disposition	6 Months Ended
Jun. 30, 2026
Business Combinations [Abstract]
Business acquisition and disposition	Business acquisition and disposition
Acquisition of Ziply Fiber
On August 1, 2025, Bell Canada completed the acquisition of Ziply Fiber, the leading fibre Internet provider in the Pacific Northwest of the U.S., for cash consideration of $3.64 billion in U.S. dollars ($5.01 billion in Canadian dollars). This transaction is expected to enhance Bell Canada's growth profile and strategic position by giving it a foothold in the large, underpenetrated U.S. fibre market, while increasing its scale, diversifying its operating footprint and unlocking significant growth opportunities. The results of Ziply Fiber are included in our Bell CTS U.S. segment. Ziply Fiber acquisition costs amount to $81 million.
The following table summarizes the fair value of the consideration paid and the fair value assigned to each major class of assets and liabilities and reflects final adjustments to provisional estimates presented in BCE's 2025 consolidated financial statements, primarily for property, plant and equipment and deferred tax liabilities.

Total
Cash consideration paid (1)	5,013
Deemed settlement of loan (2)	103
Total cost to be allocated	5,116
Trade and other receivables	96
Prepaid expenses	44
Property, plant and equipment (3)	3,911
Finite-life intangible assets (4)	888
Indefinite-life intangible assets	263
Post-employment benefit assets	20
Trade payables and other liabilities	(225)
Contract liabilities	(44)
Debt due within one year	(3)
Long-term debt	(2,754)
Deferred tax liabilities	(194)
Post-employment benefit obligations	(43)
Other non-current liabilities	(4)
1,955
Cash and cash equivalents	166
Fair value of net assets acquired	2,121
Goodwill (5)	2,995
(1)Reflects a net gain of $7 million from the settlement of foreign exchange forwards and cash designated to hedge the Ziply Fiber acquisition cost in 2025.
(2)On June 25, 2025, Bell Canada entered into an agreement to loan Ziply Fiber up to $150 million in U.S. dollars. On July 30, 2025, a first loan draw of $75 million in U.S. dollars ($103 million in Canadian dollars) was made by Ziply Fiber.
(3)Consists of network infrastructure and equipment of $2,939 million, land and buildings of $537 million and assets under construction of $435 million.
(4)Consists mainly of customer relationships.
(5)Goodwill arises principally from expected synergies and future growth, of which approximately $1,154 million in U.S. dollars ($1,592 million in Canadian dollars) is deductible for tax purposes. Goodwill was allocated to our Bell CTS U.S. group of cash-generating units.
Proposed disposition of land mobile radio networks services business
On March 26, 2026, Bell Mobility Inc. entered into an agreement to sell its land mobile radio networks services business to Motorola Solutions Canada Networks Inc., a subsidiary of Motorola Solutions, for $675 million, subject to customary adjustments and a deferred net working capital settlement. The transaction is expected to close in the fourth quarter of 2026 subject to receipt of regulatory and third-party approvals and satisfaction of other closing conditions and, as such, there can be no assurance that the transaction will ultimately be consummated. The results of the land mobile radio networks services business are included in our Bell CTS Canada segment.